UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: April 17, 2023
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 17, 2023, Ring Energy, Inc. (the “Company”) posted to its website a brief company presentation discussing the Company’s proposal to increase the authorized number of shares of the Company’s common stock (the “Presentation Materials”) that management intends to use from time to time. The Company may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in the Company and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. The Presentation Materials are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

IMPORTANT INFORMATION ABOUT THE AUTHORIZED SHARE PROPOSAL

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to the Company stockholders at its 2023 annual meeting seeking, among other proposals, the approval to increase the authorized shares of common stock. In connection therewith, on April 11, 2023, the Company filed a preliminary proxy statement on Schedule 14A with the SEC. Stockholders are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the authorized share proposal and other proposals set forth therein.

Investors and security holders will be able to obtain the documents when available free of charge at the SEC’s website, www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC when available at the Company’s website, www.ringenergy.com. Information contained on such websites or that can be accessed through such websites does not constitute a part of this communication.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect to the authorized share proposal and other proposals. Information about the directors and executive officers of the Company is set forth in the Company’s preliminary proxy statement, which was filed with the SEC on April 11, 2023. Investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the authorized share proposal and other proposals set forth therein by reading the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the 2023 annual meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Forward–Looking Statements

This report includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this report constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “project,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. These forward-looking statements include statements regarding the expected benefits to the Company and its stockholders from the acquisition of oil and gas properties (the “Stronghold Acquisition”) from Stronghold Energy II Operating, LLC and its affiliates; and the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties. Some of the factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2022 annual report on Form 10-K filed with the SEC on March 9, 2023 and the Company’s other SEC filings. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct. All forward-looking statements in this report are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect.

The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Presentation Materials dated April 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	April 17, 2023	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer